                                                                    EXHIBIT 23.2

                    CONSENT OF PRICEWATERHOUSECOOPERS LLP

                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-47101, 333-56615, 333-56675) and the
Registration Statements on Form S-3 (No. 333-84461) of U.S. Industries, Inc. of our report dated November 14, 1997 relating to the financial statements, which appears in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

Florham Park, New Jersey
December 23, 1999